Exhibit 10.65


When recorded return to:
Thomas E. Halter
Gust Rosenfeld P.L.C.
201 E. Washington, Suite 800
Phoenix, Arizona  85004-2327

                AMENDMENT TO MORTGAGE DEED AND SECURITY AGREEMENT

DATE:    AUGUST 9, 2002

PARTIES: FM PRECISION GOLF MANUFACTURING CORP.
         535 Migeon Avenue
         Torrington, Connecticut 06790 ("Mortgagor")

         WELLS FARGO BUSINESS CREDIT, INC.
         100 West Washington Street, 7th Floor
         MAC S4101-076
         Phoenix, AZ  85003 ("Mortgagee")

     Mortgagor has granted to Mortgagee a Mortgage Deed and Security Agreement on certain real property located in the Town of Torrington, Litchfield County, Connecticut, where such real property is further described on Exhibit A attached hereto, and which Mortgage Deed and Security Agreement was dated October 9, 1998, and recorded October 21, 1998, in the records of the Litchfield County, Connecticut Town Clerk (the "Official Records") as Instrument No. 218230, in Volume 684, page 1126, as amended by that Notice of Mortgagee Name Change Under Mortgage Deed and Security Agreement dated August 19, 1999, and recorded October 25, 1999, in the Official Records as Instrument No. 230025, in Volume 710, page 373 (collectively, the "Mortgage").

     The obligations secured by the Mortgage have been modified.

     Mortgagor and Mortgagee have executed this Amendment to Mortgage Deed and Security Agreement to modify the Mortgage as follows:

     1. Paragraph A in the Recitals section of the Mortgage is deleted in its entirety and replaced as follows::

     A. Mortgagee has agreed to make a loan (the "Loan") to Mortgagor. The Loan is evidenced by (i) that certain Term Note dated October 9, 1998, in the original principal amount of $4,300,000.00, (ii) that certain Second Replacement Revolving Note dated March 9, 2001, in the maximum principal amount of $6,500,000.00 and (iii) the Capital Expenditures Note dated March 24, 2000, in the original principal amount of $400,000.00 (which notes, together with all notes issued in substitution or exchange therefor and all amendments thereto, are hereinafter referred to as the "Notes"), copies of which are attached as Exhibit B hereto.

     2. The Mortgagee's address has changed. The Mortgagee's new address is Wells Fargo Business Credit, Inc., a Minnesota corporation, 100 West Washington Street, 7th Floor, MAC S4101-076, Phoenix, AZ 85003.

     3. Exhibit B to the Mortgage is deleted in its entirety and replaced by Exhibit B attached hereto.

     4. Except as specifically modified herein, the Mortgage shall remain in full force and effect and unmodified in any way and nothing done pursuant hereto shall impair or adversely affect or be construed as impairing or adversely affecting the liens and security interests or the priority thereof over other liens and security interests, or release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan.

     5. This Amendment may be executed in any number of counterparts, which counterparts when combined together shall constitute an original document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Mortgage Deed and Security Agreement on the date first set forth above.

                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------


                                        WELLS FARGO BUSINESS CREDIT, INC.,
                                        a Minnesota corporation


                                        By /s/ Keith Budoff
                                           -------------------------------------

                                           Its Officer
                                               ---------------------------------

State of CONNECTICUT

County of LITCHFIELD

     The foregoing instrument was acknowledged before me this 9TH day of AUGUST, 2002, by JOHN C. LAUCHNOR, the PRESIDENT of FM Precision Golf Manufacturing Corp., a Delaware corporation, on behalf of the corporation.

(Seal and Expiration Date)
                                        /s/ Susan L. Meskemf
                                        ----------------------------------------
                                        Notary Public
                                        Commission expires 10/31/05


State of Arizona

County of Maricopa

     The foregoing instrument was acknowledged before me this 13TH day of AUGUST, 2002, by KEITH AUSTIN BUDOFF, the OFFICER of Wells Fargo Business Credit, Inc., a Minnesota corporation, on behalf of the corporation.

(Seal and Expiration Date)

                                        /s/ B. Hardy
                                        ----------------------------------------
                                        Notary Public

                                    EXHIBIT A

                                Legal Description

All that certain piece or parcel of land, with the buildings and improvements thereon, situated in the Town of Torrington, County of Litchfield and State of Connecticut, more particularly bounded and described as follows:

     Commencing at a point in the southerly line of Migeon Avenue, which point marks a corner of the parcel herein described and the northeasterly corner of land now or formerly of Andrew Joseph Nargi, and which point is marked by an iron pin; thence along the southerly line of Migeon Avenue S 72(degree) 30' 38" E, 258.12' tO a point; thence along a curve to the right with a delta angle of 41(degree) 32' 40", a radius of 89.64' and an arc lEngth of 65.00' to a point; thence S 30(degree) 58' 08" E, 374.33' to a point; thence S 31(degree) 21' 38" E, 103.90' to a corner of the parcel herein described and the northwesterly corner of land now or formerly of William J. & Cheryl K. Separy; thence along land now or formerly of said William J. & Cherly K. Separy, S 58(degree) 54' 35" W, 131.33' tO a corner of the parcel herein described; thence still along land now or formerly of said William J. & Cheryl K. Separy, S 31(degree) 24' 25" E, 49.98' to a point in the northerly line of Williams Avenue, which point is a corneR of the parcel herein described; thence along the northerly line of said Williams Avenue, S 69(degree) 10' 35" W, 54.40' and N 71(degree) 02' 45" W, 48.25' to the northwesterly terminus of said Williams Avenue and which point marks a corneR of the parcel herein described; Thence S 43(degree) 10' 56" W, 47.40' to the southwesterly terminus of said Williams Avenue, and which point marks the northwesterly corner of land now or formerly of Donald J. & Katherine
A. Davis; thence along land now or formerly of said Donald J. & Katherine A. Davis S 18(degree) 44' 34" W, 32.04' to a point; S 18(degree) 33' 47" W, 66.47'
to a point and S 17(degree) 58' 44" W, 72.32" to a point in the northerly line of lanD now or formerly of A. B. Leasing Corp., which point marks the southwesterly corner of land now or formerly of said Donald J. & Katherine A. Davis and a corner of the parcel herein described; thence along the northerly line of land now or formerly of said A. B. Leasing Corp. S 80(degree) 03' 05" W, 242.00" to a corner of the parcel herein described S 27(degree) 11' 17" E, 125.68', S 17(degree) 23' 04" E, 57.56' and S 5(degree) 36' 08" E, 119.08' to
thE  southwesterly  corner of land now or formerly of said A. B. Leasing  Corp., the northwesterly corner of land now or formerly of John R. Horner, Jr. & Sharlene A. Horner, the northeasterly corner of land now or formerly of the City of Torrington, and a corner of the parcel herein described, and which point is marked by an iron pipe; thence S 72(deGree) 11' 47" W, 30.00' to a point on the easterly side of the Naugatuck River; thence along the easterly and northeasterly sides of said Naugatuck River, 3,310' to a point, which point marks the southwesterly corner of land now or formerly of the City of Torrington and a corner of the parcel herein described. The last described course has closing lines of N 26(degree) 51' 57" W, 946.80'; N 65(degree) 08' 06" W, 1251.62' and N 46(degree) 46' 44" W, 1073.11'; thence along lands of the City of Torrington and Joseph J. Scarpelli, partly of each, N 62(degree) 00' 00" E, 8.00'; S 54(degree) 51' 01" E, 112.44'; S 42(degree) 59' 59" E, 44.81'; S
58(degree)  16' 59" E, 154.61' and S 55(degree) 44' 59" E, 320.40' to a point in the westerly line of Kellog Street (unimproved), which point is the southeasterly corner of land now or formerly of said Joseph J. Scarpelli and a corner of the parcel herein described; thence along the westerly line of Kellog Street (unimproved), N 35(degree) 53' 59" E, 262.23' to a point in the southerly line of Migeon Avenue, Which point marks the northeasterly corner of said Joseph
J. Scarpelli and a corner of the parcel herein described; thence along the southerly line of Migeon Avenue, S 50(degree) 13' 16" E, 20.05' to a point in the center of KelloG Street (unimproved) and a corner of the parcel herein described; thence along the center of Kellog Street (unimproved) S 35(degree) 53' 59" W, 265.39' to a corner of the parcel herein described; thence along Kellog StreeT (unimproved), and along land now or formerly of Martha L. Vurpillot, S 54(degree) 59' 37" E, 79.93' and S 51(degreE) 06' 01" E, 50.00' to the southeasterly corner of land now or formerly of said Martha L. Vurpillot and a corner of the parcel herein described, and which point is marked by an iron pin; thence N 35(degree) 53' 59" E, 66.10' to a point in thE southerly line of Ryan Avenue (unimproved), which point marks the northeasterly corner of land now or formerly of said Martha L. Vurpillot and a corner of the parcel herein described, and which point is marked by an iron pin; thence S 51(degree) 06' 01" E, 50.00' to the northwesterly corner of land now or formerly of Paul A. & Theresa P. Compagna, which point is a corner of the parcel herein described; thence S 35(degree) 53' 59" W, 78.20' to the southwesterly corner of land now or formerly of said Paul A. & Theresa P. Compagna, which point is a corner of the parcel herein described; thence along lands now or formerly of Paul A. & Theresa
P. Compagna, Edward J. & Linda J. Krukar, Elbert A. Becker, Jr. & Norma M. Becker and Brennan Street (discontinued & abandoned), partly of each, S 57(degree) 49' 06" E, 101.97' and S 70(degree) 08' 41" E, 125.39' to a point in the center terminus of saiD Brennan Street (discontinued & abandoned), which point is a corner of the parcel herein described; thence along the center of said Brennan Street (discontinued & abandoned), N 35(degree) 13' 49" E, 220.14' to a point in the southeRly line of Migeon Avenue, which point is a corner of the parcel herein described; thence along the southerly line of Migeon Avenue, S 60(degree) 17' 03" E, 20.09' to the northeasterly terminus of Brennan Street (discontinued & abandoned), the northwesterly corner of land now or formerly of the Estate of Mary & Stephen Smigel, and a corner of the parcel herein described; thence S 35(degree) 13' 49" W, 150.87' to a point in the easterly line of Brennan Street (discontinued & abandoned), which point is the southwesterly corner of land now or formerly of the Estate of Mary & Stephen Smigel and a corner of the parcel herein described; thence S 54(degree) 46' 11" E, 48.97' to the southeaSterly corner of the Estate of Mary & Stephen Smigel and a corner of the parcel herein described; thence along the easterly line of the Estate of Mary & Stephen Smigel N 35(degree) 13' 49" E, 17.00' to an iron pipe at the southweSterly corner of land now or formerly of Emanuel & Elenore L. Marroni and a corner of the parcel herein described; thence along lands of Emanuel & Elenore L. Marroni and Michael P. Durstin, et al, partly of each, S 70(degree) 10' 44" E, 113.90' and S 77(degree) 07' 03" E, 52.31' to a point in the westerly line of land now or formerly of Francis P. McElwee, which point is a corner of the parcel herein described; thence S 29(degree) 59' 28" W, 27.72' to an iron Pin at the southwesterly corner of land now or formerly of Francis P. McElwee and a corner of the parcel herein described; thence S 79(degree) 39' 11" E, 204.06' to an iron pin at the southeasterly corner of land now or formerLy of Francis P. McElwee and the southwesterly corner of land now or formerly of Donald L. & Leanor R. DeDominicis; thence S 64(degree) 51' 21" E, 164.66' to an iron pin at the southeasterly corner of land now or formerly of DonalD L. & Leanor R. DeDominicis and the southwesterly corner of land now or formerly of V.
S. H. Realty; thence S 60(degree) 02' 12" E, 200.44' to the southeasterly corner of land now or formerly of V. S. H. Realty and the southwesterly corner of land now or formerly of John A. & Loretta C. Miscikoski; thence S 46(degree) 37' 42" E, 87.07' and S 56(Degree) 44' 17" E, 70.34' to a drill hole at the southeasterly corner of land now or formerly of John A. & Loretta C. Miscikoski and a corner of the parcel herein described; thence N 20(degree) 22' 33" E, 144.16' to a point in the southerly line of Migeon Avenue at the northeasterly corner of land now or formerly of John A. & Loretta C. Miscikoski and a corner of the parcel herein described; thence along the southerly line of Migeon Avenue S 72(degree) 30' 38" E, 34.93' to an iron pin at the northwesterly corner of land now or formerly of Jeanne Lancaster and a corner of the parcel herein described; thence S 20(degree) 22' 33" W, 129.21' to the southwesterly corner of land Now or formerly of Jeanne Lancaster and a corner of the parcel herein described; thence S 53(degree) 47' 26" E, 92.99' to the southeasterly corner of land now or formerly of Jeanne Lancaster and a corner of the parcel herein described; thence along lands now or formerly of Jeanne Lancaster and William E. & Sandra E. Lamoin, partly of each, N 48(degRee) 25' 54" E, 38.34' and N 65(degree) 30' 34" E, 48.60' to a corner of the parcel herein described; thence along landS now or formerly of William E. & Sandra E. Lamoin, Eugene Thebarge, Jr. & Jean M. Thebarge, and Andrew Joseph Nargi, partly of each, S 65(degree) 39' 56" E, 270.29' to the southeasterly corner of land now or formerly of Andrew JosePh Nargi and a corner of the parcel herein described; thence N 19(degree) 50' 34" E, 125.82' to an iron pin at the poInt and place of beginning. This description is intended to include any interest in and to the Naugatuck River.

     The parcel described above is more particularly shown and described on a map entitled "MAP PREPARED FOR - BRUNSWICK CORPORATION - MIGEON AVENUE & WILLIAMS AVENUE - TORRINGTON, CONNECTICUT", which map is drawn at a scale of 1" = 40', dated March, 1996 and certified by William A. Berglund, Land Surveyor, Torrington, Connecticut.

TOGETHER WITH:

a) Rights reserved in a Warranty Deed from Brunswick Corporation to John and Sylvia Workman Home for the Sick, Inc. dated September 9, 1964 and recorded on September 30, 1964 in Volume 239 at Page 506 of the Torrington Land Records; and

b) Right of way as more particularly described in an Agreement by and between Barbara Capuano and Brunswick Corporation dated November 4, 1978 and recorded on February 22, 1979 in Volume 327 at Page 162 of the Torrington Land Records.

                                    EXHIBIT B

                                    TERM NOTE

$4,300,000.00                                                   Phoenix, Arizona

                                                                 October 9, 1998

     For value received, the undersigned, FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, "Borrower"), hereby jointly and severally promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FOUR MILLION, THREE HUNDRED THOUSAND and NO/100 Dollars ($4,300,000.00) or, if less, the aggregate unpaid principal amount of all Term Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     Both entities constituting the Borrower hereby jointly and severally agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------


                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------

                        SECOND REPLACEMENT REVOLVING NOTE

$6,500,000.00                                                   Phoenix, Arizona

                                                                   March 9, 2001

     For value received, the undersigned, FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, "Borrower"), hereby jointly and severally promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of SIX MILLION FIVE HUNDRED THOUSAND and N0/100 Dollars ($6,500,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated October 8, 1998, as amended from time to time (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     Both entities constituting the Borrower hereby jointly and severally agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     This Note, upon its execution, is a replacement of, issued in substitution and not in satisfaction of a promissory note, and a portion of the indebtedness hereunder is the same indebtedness evidenced by that certain Replacement Revolving Note in the amount of $5,000,000.00, made by the undersigned, which Replacement Revolving Note was executed pursuant to the Credit Agreement. The indebtedness evidenced by said Replacement Revolving Note is not extinguished hereby.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------


                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------

                            CAPITAL EXPENDITURES NOTE

$400,000.00                                                     Phoenix, Arizona

                                                                  March 24, 2000

     For value received, the undersigned, FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, "Borrower"), hereby jointly and severally promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) or, if less, the aggregate unpaid principal amount of all Capital Expenditures Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated October 9, 1998, as amended from time to time (as the same may hereafter be further amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Capital Expenditures Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     Both entities constituting the Borrower hereby jointly and severally agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------


                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------

                                           Its President
                                               ---------------------------------